SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Columbia Funds Variable Insurance Trust I

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2010

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 1:00 P.M., Eastern time, on March 3, 2010, at One Financial Center, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints James R. Bordewick, Jr., Michael G. Clarke, J. Kevin Connaughton, Peter T. Fariel, Ryan C. Larrenaga and Julie B. Lyman (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this card as soon as possible.

Note: Please sign exactly as your name(s) appear(s) on this card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2010
CFS_20961_012710

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Call 1-866-526-4103	Mark, sign and date this Proxy	Attend Shareholder Meeting
To speak with	Card and return in the	One Financial Center
a live representative	enclosed postage-paid envelope	Boston, Massachusetts
on March 3, 2010

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

☐ To vote FOR all Proposals for your Fund(s) and FOR all nominees to the Board, mark this box. No other vote is necessary.

1. To approve the proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐

2(a). To approve the proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐

2(b). To approve the proposed Investment Subadvisory Agreement with MacKay Shields LLC.

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

3.       To approve the proposed policy authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (i.e., the Manager of Managers Proposal).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐

4. To elect the nominees to the Board of the Trust, each to hold office for an indefinite term.					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
					☐	☐	☐

01.	Edward J. Boudreau, Jr.	02.	William P. Carmichael	03.	William A. Hawkins	04.	R. Glenn Hilliard
05.	John J. Nagorniak	06.	Minor M. Shaw	07.	Anthony M. Santomero

Instruction: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided below.

Important Notice Regarding the Availability of Proxy Materials for the Columbia Funds

Shareholder Meeting to Be Held on March 3, 2010.

The Joint Proxy Statement for this Joint Special Meeting and the Notice of Joint Special Meeting

are available at: www.columbiafunds.com

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CFS_20961_012710